                                                                    EXHIBIT 3.31
================================================================================

                                State of Alaska

                Department of Commerce and Economic Development

                Division of Banking, Securities and Corporations

I certify that the attached 13 pages are true copies of records on file with the Department of Commerce and Economic Development, Division of Banking, Securities, and Corporations.

[SEAL]                                  Deborah B. Sedwick
                                        Commissioner

                                        Certified by: /s/ Gina Markovich
                                                      ------------------
                                        Date: May 11, 1999
                                              --------------------------

================================================================================

                                                               FILE NO.: 53555-D

================================================================================

                                State of Alaska
                Department of Commerce and Economic Development
                Division of Banking, Securities and Corporations

                                  CERTIFICATE
                                       OF
                                 INCORPORATION

                              Business Corporation

The undersigned, as Commissioner of Commerce and Economic Development of the State of Alaska, hereby certifies that duplicate originals of the Articles of Incorporation of

                             ATU LONG DISTANCE INC.

have been received in this office and are found to conform to law.

ACCORDINGLY, the undersigned, as such Commissioner of Commerce and Economic Development, and by virtue of the authority vested in him by law, hereby issues the Certificate of Incorporation and attaches hereto a duplicate original of the Articles of Incorporation.

[SEAL] IN TESTIMONY WHEREOF, I execute this certificate and affix the Great Seal of the State of Alaska on August 05, 1994.

                                                   /s/ Paul Fuhs

                                                     Paul Fuhs

                                              COMMISSIONER OF COMMERCE
                                              AND ECONOMIC DEVELOPMENT

     Issued By Corporations Section, P.O. Box 110808, Juneau, Alaska 99811-0808,
                            Telephone (907) 465-2530

================================================================================

                                                            Filed for Record
                                                            State of Alaska

                                                              APR - 1994

                                                         Department of Commerce
                                                        and Economic Development

                           ARTICLES OF INCORPORATION

                                       OF

                             ATU LONG DISTANCE INC.

      The undersigned natural person of the age of eighteen years or more, acting as incorporator of the corporation under the Alaska Corporations Code, adopts the following Articles of Incorporation:

                                   ARTICLE I

      The name of the corporation shall be ATU Long Distance Inc.

                                   ARTICLE II

      This corporation's duration shall be perpetual.

                                  ARTICLE III

      The purpose or purposes for which the corporation is organized are:

      Section 1. To engage in the business of providing telecommunication services, and services useful to the telecommunications industry.

      Section 2. In general, to carry on any other lawful business whatsoever in connection with the foregoing which is calculated, directly or indirectly, to promote the interest of the corporation or to enhance the value of its properties.

      Section 3. To engage in and carry on any lawful business or trade and exercise all powers granted to a corporation formed under the Alaska Corporations Code, including any amendments thereto or successor statute that may hereinafter be enacted.

                                   ARTICLE IV

      The aggregate number of shares which the corporation shall have the authority to issue is 1,000 shares of common stock having a par value of one dollar ($1.00) per share. There shall be no other class or shares of stock in this corporation.


Articles of Incorporation                                            Page 1 of 4
ATU Long Distance Inc.

                                   ARTICLE V

      The owners of shares of stock of this corporation shall be entitled to preemptive rights to subscribe for or purchase any part of new or additional issues of stock or securities convertible into stock of any class whatsoever whether now or hereafter authorized, and whether issued for cash, property, service, by way of dividends, or otherwise.

                                   ARTICLE VI

      Each shareholder entitled to vote at any election for directors shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote by giving as many votes as the number of such directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principle among any number of candidates.

                                  ARTICLE VII

      Fifty-one percent of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum of a meeting of shareholders.

                                  ARTICLE VIII

      Section 1. The board of directors shall have full power to adopt, alter, amend, or repeal the Bylaws or adopt new Bylaws. Nothing herein shall deny the concurrent power of the shareholders to adopt, alter, amend, or repeal the Bylaws.

      Section 2. This corporation reserves the right to amend, alter, change or repeal any provisions contained in its Articles of Incorporation in any manner now or hereafter prescribed or permitted by statute. All rights of shareholders of this corporation are granted subject to this reservation.

      Section 3. Subject to the requirements of Anchorage Municipal Code 1.15.180, this corporation may enter into contracts and otherwise transact business as vendor, purchaser, or otherwise, with its directors, officers, and shareholder(s) and with corporations, associations, firms and entities in which they are or may be or become interested as directors, officers, shareholders, members, or otherwise.


Articles of Incorporation                                            Page 2 of 4
ATU Long Distance Inc.

                                   ARTICLE IX

      The address of the initial registered office of the corporation is c/o Anchorage Telephone Utility, 600 Telephone Avenue, Anchorage, Alaska 99503 and the name of its initial registered agent at such address is Robert L. Vasquez.

                                   ARTICLE X

      The number, qualifications, terms of office, manner of election, time and place of meetings, and powers and duties of the directors shall be prescribed in the Bylaws, but the number of the first directors shall be five and they shall serve until the first meeting of the shareholders and until their successors are elected and qualified, and their names and post office address are as follows:

      Dr. Alex Hills
      c/o Anchorage Telephone Utility
      600 Telephone Avenue
      Anchorage, Alaska 99503

      Bonnie Godfred
      c/o Anchorage Telephone Utility
      600 Telephone Avenue
      Anchorage, Alaska 99503

      Michael J. Burns
      c/o Anchorage Telephone Utility
      600 Telephone Avenue
      Anchorage, Alaska 99503

      Dr. Richard Ender
      c/o Anchorage Telephone Utility
      600 Telephone Avenue
      Anchorage, Alaska 99503

      B. John Shipe
      c/o Anchorage Telephone Utility
      600 Telephone Avenue
      Anchorage, Alaska 99503

                                   ARTICLE XI

      The name and address of the incorporator is: James G. Morrison, c/o Anchorage Telephone Utility, 600 Telephone Avenue, Anchorage, Alaska 99503.


Articles of Incorporation                                            Page 3 of 4
ATU Long Distance Inc.

                                  ARTICLE XII

      This corporation does not have an alien affiliate as defined in A.S. 10.06.730.

      IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation in duplicate this 30th day of March, 1994.


                                        /s/ James G. Morrison
                                        ---------------------
                                        JAMES G. MORRISON

STATE OF ALASKA         )
                        ) ss.
THIRD JUDICIAL DISTRICT )

      0n this 30th day of March, 1994, before me, a Notary Public in and for the State of Alaska, personally appeared James G. Morrison, to me known to be the individual described in and who executed the within and foregoing instrument, and acknowledged that he signed the same as his free and voluntary act and deed for the uses and purposes therein mentioned.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

-----------------
  OFFICIAL SEAL                        /s/ Cynthia M. Brault
 STATE OF ALASKA                       -------------------------------
CYNTHIA M. BRAULT                      Notary Public in and for Alaska
  NOTARY PUBLIC                        My commission expires: 3/26/97
-----------------

The S.I.C. code for ATU Long Distance Inc. is 4899.


Articles of Incorporation                                            Page 4 of 4
ATU Long Distance Inc.

                                                               FILE NO.: 52437-D
================================================================================

                                State of Alaska
                Department of Commerce and Economic Development
                Division of Banking, Securities and Corporations

                                  CERTIFICATE
                                       OF
                                 INCORPORATION

                              Business Corporation

The undersigned, as Commissioner of Commerce and Economic Development of the State of Alaska, hereby certifies that duplicate originals of the Articles of Incorporation of

                            ATU COMMUNICATIONS, INC.

have been received in this office and are found to conform to law.

ACCORDINGLY, the undersigned, as such Commissioner of Commerce and Economic Development, and by virtue of the authority vested in him by law, hereby issues the Certificate of Incorporation and attaches hereto a duplicate original of the Articles of Incorporation.

[SEAL] IN TESTIMONY WHEREOF, I execute this certificate and affix the Great Seal of the State of Alaska on October 7, 1993.

                                                   /s/ Paul Fuhs

                                                     Paul Fuhs

                                              COMMISSIONER OF COMMERCE
                                              AND ECONOMIC DEVELOPMENT

     Issued By Corporations Section, P.O. Box 110808, Juneau, Alaska 99811-0808,
                            Telephone (907) 465-2530

================================================================================

                                                            Filed for Record
                                                             State of Alaska

                                                               OCT 07 1993

                                                         Department of Commerce
                                                        and Economic Development

                           ARTICLES OF INCORPORATION

                                       OF

                            ATU COMMUNICATIONS, INC.

      The undersigned natural person of the age of eighteen years or more, acting as incorporator of the corporation under the Alaska Corporations Code (AS 10.06) adopts the following Articles of Incorporation:

                                   ARTICLE I

      The name of the corporation shall be ATU Communications, Inc.

                                   ARTICLE II

      This corporation's duration shall be perpetual.

                                  ARTICLE III

      The purpose or purposes for which the corporation is organized are:

      Section 1. To engage in the business of providing telecommunication services, and services useful to the telecommunications industry.

      Section 2. In general, to carry on any other lawful business whatsoever in connection with the foregoing which is calculated, directly or indirectly, to promote the interest of the corporation or to enhance the value of its properties.

      Section 3. To engage in and carry on any lawful business or trade and exercise all powers granted to a corporation formed under the Alaska Corporations Code, including any amendments thereto or successor statute that may hereinafter be enacted.

                                   ARTICLE IV

      The aggregate number of shares which the corporation shall have the authority to issue is 1,000 shares of common stock having a par value of one dollar ($1.00) per share. There shall be no other class or shares of stock in this corporation.


Articles of Incorporation                                            Page 1 of 4
ATU Communications, Inc.

                                   ARTICLE V

      The owners of shares of stock of this corporation shall be entitled to preemptive rights to subscribe for or purchase any part of new or additional issues of stock or securities convertible into stock of any class whatsoever whether now or hereafter authorized, and whether issued for cash, property, service, by way of dividends, or otherwise.

                                   ARTICLE VI

      Each shareholder entitled to vote at any election for directors shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote by giving as many votes as the number of such directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principle among any number of candidates.

                                  ARTICLE VII

      Fifty-one percent of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum of a meeting of shareholders.

                                  ARTICLE VIII

      Section 1. The board of directors shall have full power to adopt, alter, amend, or repeal the Bylaws or adopt new Bylaws. Nothing herein shall deny the concurrent power of the shareholders to adopt, alter, amend, or repeal the Bylaws.

      Section 2. This corporation reserves the right to amend, alter, change or repeal any provisions contained in its Articles of Incorporation in any manner now or hereafter prescribed or permitted by statute. All rights of shareholders of this corporation are granted subject to this reservation.

      Section 3. Subject to the requirements of Anchorage Municipal Code 1.15.180, this corporation may enter into contracts and otherwise transact business as vendor, purchaser, or otherwise, with its directors, officers, and shareholder(s) and with corporations, associations, firms and entities in which they are or may be or become interested as directors, officers, shareholders, members, or otherwise.


Articles of Incorporation                                            Page 2 of 4
ATU Communications, Inc.

                                   ARTICLE IX

      The address of the initial registered office of the corporation is c/o Anchorage Telephone Utility, 600 Telephone Avenue, Anchorage, Alaska 99503 and the name of its initial registered agent at such address is Robert L. Vasquez.

                                   ARTICLE X

      The number, qualifications, terms of office, manner of election, time and place of meetings, and powers and duties of the directors shall be prescribed in the Bylaws, but the number of the first directors shall be five and they shall serve until the first meeting of the shareholders and until their successors are elected and qualified, and their names and post office address are as follows:

      Dr. Alex Hills
      c/o Anchorage Telephone Utility
      600 Telephone Avenue
      Anchorage, Alaska 99503

      Bonnie Godfred
      c/o Anchorage Telephone Utility
      600 Telephone Avenue
      Anchorage, Alaska 99503

      Michael J. Burns
      c/o Anchorage Telephone Utility
      600 Telephone Avenue
      Anchorage, Alaska 99503

      Dr. Richard Ender
      c/o Anchorage Telephone Utility
      600 Telephone Avenue
      Anchorage, Alaska 99503

      B. John Shipe
      c/o Anchorage Telephone Utility
      600 Telephone Avenue
      Anchorage, Alaska 99503

                                   ARTICLE XI

      The name and address of the incorporator is: James G. Morrison, c/o Anchorage Telephone Utility, 600 Telephone Avenue, Anchorage, Alaska 99503.


Articles of Incorporation                                            Page 3 of 4
ATU Communications, Inc.

                                  ARTICLE XII

      This corporation does not have an alien affiliate as defined in A.S. 10.06.730.

      IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation in duplicate this 27th day of September, 1993.


                                        /s/ James G. Morrison
                                        ---------------------
                                        JAMES G. MORRISON

STATE OF ALASKA         )
                        ) ss.
THIRD JUDICIAL DISTRICT )

      0n this 27th day of September, 1993, before me, a Notary Public in and for the State of Alaska, personally appeared James G. Morrison, to me known to be the individual described in and who executed the within and foregoing instrument, and acknowledged that he signed the same as his free and voluntary act and deed for the uses and purposes therein mentioned.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

-----------------
  OFFICIAL SEAL                        /s/ Cynthia M. Brault
 STATE OF ALASKA                       -------------------------------
CYNTHIA M. BRAULT                      Notary Public in and for Alaska
  NOTARY PUBLIC                        My commission expires: 3/26/97
-----------------

The S.I.C. code for Communication Services is 4899.


Articles of Incorporation                                            Page 4 of 4
ATU Communications, Inc.

8a. Names and addresses of the directors:

      Dr. Alex Mills
      c/o Anchorage Telephone Utility
      600 Telephone Avenue
      Anchorage, Alaska 99503

      Bonnie Godfried
      c/o Anchorage Telephone Utility                       Filed for Record
      600 Telephone Avenue                                   State of Alaska
      Anchorage, Alaska 99503
                                                               MAR 15 1994
      Michael J. Burns
      c/o Anchorage Telephone Utility                    Department of Commerce
      600 Telephone Avenue                              and Economic Development
      Anchorage, Alaska 99503

      Dr. Richard Ender
      c/o Anchorage Telephone Utility
      600 Telephone Avenue
      Anchorage, Alaska 99503

      B. John Shipe
      c/o Anchorage Telephone Utility
      600 Telephone Avenue
      Anchorage, Alaska 99503

                                                                           52437

                            ATU COMMUNICATIONS, INC.
                              600 Telephone Avenue
                          Anchorage, Alaska 99503-6091
                                 (907) 564-1380

--------------------------------------------------------------------------------

April 10, 1996

                                                            Filed for Record
                                                             State of Alaska

                                                               ARP 15 1996

                                                         Department of Commerce
                                                         & Economic Development

State of Alaska
Department of Commerce
and Economic Development
Division of Banking, Securities
and Corporations
P.O. Box 110808
Juneau, AK 99811-0808

Re: Notice of Change in Officers and Directors

Dear Sir or Madam:

This is to notify you of changes in officers and directors of ATU
Communications, Inc. The officers and directors of the corporation are as follows:

0ffice                  Current Officer         Replacing
------                  ---------------         ---------

President               Thomas C. Edrington     James G. Morrison
Secretary               Melphine E. Reynolds
Treasurer               Melphine E. Reynolds

Current Director                           Replacing
---------------                           ---------

Ronald D. Kerr                            B. John Shipe
c/o Anchorage Telephone Utility           c/o Anchorage Telephone Utility
600 Telephone Avenue                      600 Telephone Avenue
Anchorage, AK 99503                       Anchorage, AK 99503

R G. Birkinshaw                           Dr. Alex Hills
c/o Anchorage Telephone Utility           c/o Anchorage Telephone Utility
600 Telephone Avenue                      600 Telephone Avenue
Anchorage, Alaska 99503                   Anchorage, AK 99503

Division of Corporations
April 10, 1996
Page 2


Current Director                          Replacing
----------------                          ---------

Michael J. Burns                          Not Applicable
c/o Anchorage Telephone Utility
600 Telephone Avenue
Anchorage, AK 99503

Dr. Richard L. Ender                      Not Applicable
c/o Anchorage Telephone Utility
600 Telephone Avenue
Anchorage, Alaska 99503

Bonnie Godfred                            Not Applicable
c/o Anchorage Telephone Utility
600 Telephone Avenue
Anchorage, Alaska 99503

If you have any questions please feel free to call Robert Vasquez at (907) 564-1627.

Thank you.

Sincerely,

ATU COMMUNICATIONS


/s/ Thomas C. Edrington

Thomas C. Edrington
President/Chief Executive Officer

================================================================================

                                State of Alaska

                Department of Commerce and Economic Development

                Division of Banking, Securities and Corporations

I certify that the attached 13 pages are true copies of records on file with the Department of Commerce and Economic Development, Division of Banking, Securities, and Corporations.

[SEAL]                                  Deborah B. Sedwick
                                        Commissioner

                                        Certified by: /s/ Gina Markovich
                                                      ------------------
                                        Date: May 6, 1999
                                              --------------------------

================================================================================

                                                               FILE NO.: 53555-D
================================================================================

                                State of Alaska
                Department of Commerce and Economic Development
                Division of Banking, Securities and Corporations

                                  CERTIFICATE
                                       OF
                                 INCORPORATION

                              Business Corporation

The undersigned, as Commissioner of Commerce and Economic Development of the State of Alaska, hereby certifies that duplicate originals of the Articles of Incorporation of

                             ATU LONG DISTANCE INC.

have been received in this office and are found to conform to law.

ACCORDINGLY, the undersigned, as such Commissioner of Commerce and Economic Development, and by virtue of the authority vested in him by law, hereby issues the Certificate of Incorporation and attaches hereto a duplicate original of the Articles of Incorporation.

[SEAL] IN TESTIMONY WHEREOF, I execute this certificate and affix the Great Seal of the State of Alaska on April 05, 1994.

                                                   /s/ Paul Fuhs

                                                     Paul Fuhs

                                              COMMISSIONER OF COMMERCE
                                              AND ECONOMIC DEVELOPMENT

     Issued By Corporations Section, P.O. Box 110808, Juneau, Alaska 99811 0808
                            Telephone (907) 465-2530

================================================================================

                                                            Filed for Record
                                                             State of Alaska

                                                           APR [ILLEGIBLE] 1994

                                                         Department of Commerce
                                                        and Economic Development

                           ARTICLES OF INCORPORATION

                                       OF

                             ATU LONG DISTANCE INC.

      The undersigned natural person of the age of eighteen years or more, acting as incorporator of the corporation under the Alaska Corporations Code, adopts the following Articles of Incorporation:

                                   ARTICLE I

      The name of the corporation shall be ATU Long Distance Inc.

                                   ARTICLE II

      This corporation's duration shall be perpetual.

                                  ARTICLE III

      The purpose or purposes for which the corporation is organized are:

      Section 1. To engage in the business of providing telecommunication services, and services useful to the telecommunications industry.

      Section 2. In general, to carry on any other lawful business whatsoever in connection with the foregoing which is calculated, directly or indirectly, to promote the interest of the corporation or to enhance the value of its properties.

      Section 3. To engage in and carry on any lawful business or trade and exercise all powers granted to a corporation formed under the Alaska Corporations Code, including any amendments thereto or successor statute that may hereinafter be enacted.

                                   ARTICLE IV

      The aggregate number of shares which the corporation shall have the authority to issue is 1,000 shares of common stock having a par value of one dollar ($1.00) per share. There shall be no other class or shares of stock in this corporation.


Articles of Incorporation                                            Page 1 of 4
ATU Long Distance Inc.

                                   ARTICLE V

      The owners of shares of stock of this corporation shall be entitled to preemptive rights to subscribe for or purchase any part of new or additional issues of stock or securities convertible into stock of any class whatsoever whether now or hereafter authorized, and whether issued for cash, property, service, by way of dividends, or otherwise.

                                   ARTICLE VI

      Each shareholder entitled to vote at any election for directors shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote by giving as many votes as the number of such directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principle among any number of candidates.

                                  ARTICLE VII

      Fifty-one percent of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum of a meeting of shareholders.

                                  ARTICLE VIII

      Section 1. The board of directors shall have full power to adopt, alter, amend, or repeal the Bylaws or adopt new Bylaws. Nothing herein shall deny the concurrent power of the shareholders to adopt, alter, amend, or repeal the Bylaws.

      Section 2. This corporation reserves the right to amend, alter, change or repeal any provisions contained in its Articles of Incorporation in any manner now or hereafter prescribed or permitted by statute. All rights of shareholders of this corporation are granted subject to this reservation.

      Section 3. Subject to the requirements of Anchorage Municipal Code 1.15.180, this corporation may enter into contracts and otherwise transact business as vendor, purchaser, or otherwise, with its directors, officers, and shareholder(s) and with corporations, associations, firms and entities in which they are or may be or become interested as directors, officers, shareholders, members, or otherwise.


Articles of Incorporation                                            Page 2 of 4
ATU Long Distance Inc.

                                   ARTICLE IX

      The address of the initial registered office of the corporation is c/o Anchorage Telephone Utility, 600 Telephone Avenue, Anchorage, Alaska 99503 and the name of its initial registered agent at such address is Robert L. Vasquez.

                                   ARTICLE X

      The number, qualifications, terms of office, manner of election, time and place of meetings, and powers and duties of the directors shall be prescribed in the Bylaws, but the number of the first directors shall be five and they shall serve until the first meeting of the shareholders and until their successors are elected and qualified, and their names and post office address are as follows:

      Dr. Alex Hills
      c/o Anchorage Telephone Utility
      600 Telephone Avenue
      Anchorage, Alaska 99503

      Bonnie Godfred
      c/o Anchorage Telephone Utility
      600 Telephone Avenue
      Anchorage, Alaska 99503

      Michael J. Burns
      c/o Anchorage Telephone Utility
      600 Telephone Avenue
      Anchorage, Alaska 99503

      Dr. Richard Ender
      c/o Anchorage Telephone Utility
      600 Telephone Avenue
      Anchorage, Alaska 99503

      B. John Shipe
      c/o Anchorage Telephone Utility
      600 Telephone Avenue
      Anchorage, Alaska 99503

                                   ARTICLE XI

      The name and address of the incorporator is: James G. Morrison, c/o Anchorage Telephone Utility, 600 Telephone Avenue, Anchorage, Alaska 99503.


Articles of Incorporation                                            Page 3 of 4
ATU Long Distance Inc.

                                  ARTICLE XII

      This corporation does not have an alien affiliate as defined in A.S. 10.06.730.

      IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation in duplicate this 30th day of March, 1994.


                                        /s/ James G. Morrison
                                        ---------------------
                                        JAMES G. MORRISON

STATE OF ALASKA         )
                        ) ss.
THIRD JUDICIAL DISTRICT )

      0n this 30th day of March, 1994, before me, a Notary Public in and for the State of Alaska, personally appeared James G. Morrison, to me known to be the individual described in and who executed the within and foregoing instrument, and acknowledged that he signed the same as his free and voluntary act and deed for the uses and purposes therein mentioned.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

-----------------
  OFFICIAL SEAL                        /s/ Cynthia M. Brault
 STATE OF ALASKA                       -------------------------------
CYNTHIA M. BRAULT                      Notary Public in and for Alaska
  NOTARY PUBLIC                        My commission expires: 3/26/97
-----------------

The S.I.C. code ATU Long Distance Inc. is 4899.


Articles of Incorporation                                            Page 4 of 4
ATU Long Distance Inc.

                                                               FILE NO.: 52437-D
================================================================================

                                State of Alaska
                Department of Commerce and Economic Development
                Division of Banking, Securities and Corporations

                                  CERTIFICATE
                                       OF
                                 INCORPORATION

                              Business Corporation

The undersigned, as Commissioner of Commerce and Economic Development of the State of Alaska, hereby certifies that duplicate originals of the Articles of Incorporation of

                            ATU COMMUNICATIONS, INC.

have been received in this office and are found to conform to law.

ACCORDINGLY, the undersigned, as such Commissioner of Commerce and Economic Development, and by virtue of the authority vested in him by law, hereby issues the Certificate of Incorporation and attaches hereto a duplicate original of the Articles of Incorporation.

[SEAL] IN TESTIMONY WHEREOF, I execute this certificate and affix the Great Seal of the State of Alaska on October 7, 1993.

                                                   /s/ Paul Fuhs

                                                     Paul Fuhs

                                              COMMISSIONER OF COMMERCE
                                              AND ECONOMIC DEVELOPMENT

     Issued By Corporations Section, P.O. Box 110808, Juneau, Alaska 99811 0808
                            Telephone (907) 465-2530

================================================================================

                                                            Filed for Record
                                                             State of Alaska

                                                               OCT 07 1993

                                                         Department of Commerce
                                                        and Economic Development

                           ARTICLES OF INCORPORATION

                                       OF

                            ATU COMMUNICATIONS, INC.

      The undersigned natural person of the age of eighteen years or more, acting as incorporator of the corporation under the Alaska Corporations Code (AS 10.06) adopts the following Articles of Incorporation:

                                   ARTICLE I

      The name of the corporation shall be ATU Communications, Inc.

                                   ARTICLE II

      This corporation's duration shall be perpetual.

                                  ARTICLE III

      The purpose or purposes for which the corporation is organized are:

      Section 1. To engage in the business of providing telecommunication services, and services useful to the telecommunications industry.

      Section 2. In general, to carry on any other lawful business whatsoever in connection with the foregoing which is calculated, directly or indirectly, to promote the interest of the corporation or to enhance the value of its properties.

      Section 3. To engage in and carry on any lawful business or trade and exercise all powers granted to a corporation formed under the Alaska Corporations Code, including any amendments thereto or successor statute that may hereinafter be enacted.

                                   ARTICLE IV

      The aggregate number of shares which the corporation shall have the authority to issue is 1,000 shares of common stock having a par value of one dollar ($1.00) per share. There shall be no other class or shares of stock in this corporation.


Articles of Incorporation                                            Page 1 of 4
ATU Communications, Inc.

                                   ARTICLE V

      The owners of shares of stock of this corporation shall be entitled to preemptive rights to subscribe for or purchase any part of new or additional issues of stock or securities convertible into stock of any class whatsoever whether now or hereafter authorized, and whether issued for cash, property, service, by way of dividends, or otherwise.

                                   ARTICLE VI

      Each shareholder entitled to vote at any election for directors shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote by giving as many votes as the number of such directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principle among any number of candidates.

                                  ARTICLE VII

      Fifty-one percent of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, shall constitute a quorum of a meeting of shareholders.

                                  ARTICLE VIII

      Section 1. The board of directors shall have full power to adopt, alter, amend, or repeal the Bylaws or adopt new Bylaws. Nothing herein shall deny the concurrent power of the shareholders to adopt, alter, amend, or repeal the Bylaws.

      Section 2. This corporation reserves the right to amend, alter, change or repeal any provisions contained in its Articles of Incorporation in any manner now or hereafter prescribed or permitted by statute. All rights of shareholders of this corporation are granted subject to this reservation.

      Section 3. Subject to the requirements of Anchorage Municipal Code 1.15.180, this corporation may enter into contracts and otherwise transact business as vendor, purchaser, or otherwise, with its directors, officers, and shareholder(s) and with corporations, associations, firms and entities in which they are or may be or become interested as directors, officers, shareholders, members, or otherwise.


Articles of Incorporation                                            Page 2 of 4
ATU Communications, Inc.

                                   ARTICLE IX

      The address of the initial registered office of the corporation is c/o Anchorage Telephone Utility, 600 Telephone Avenue, Anchorage, Alaska 99503 and the name of its initial registered agent at such address is Robert L. Vasquez.

                                   ARTICLE X

      The number, qualifications, terms of office, manner of election, time and place of meetings, and powers and duties of the directors shall be prescribed in the Bylaws, but the number of the first directors shall be five and they shall serve until the first meeting of the shareholders and until their successors are elected and qualified, and their names and post office address are as follows:

      Dr. Alex Hills
      c/o Anchorage Telephone Utility
      600 Telephone Avenue
      Anchorage, Alaska 99503

      Bonnie Godfred
      c/o Anchorage Telephone Utility
      600 Telephone Avenue
      Anchorage, Alaska 99503

      Michael J. Burns
      c/o Anchorage Telephone Utility
      600 Telephone Avenue
      Anchorage, Alaska 99503

      Dr. Richard Ender
      c/o Anchorage Telephone Utility
      600 Telephone Avenue
      Anchorage, Alaska 99503

      B. John Shipe
      c/o Anchorage Telephone Utility
      600 Telephone Avenue
      Anchorage, Alaska 99503

                                   ARTICLE XI

      The name and address of the incorporator is: James G. Morrison, c/o Anchorage Telephone Utility, 600 Telephone Avenue, Anchorage, Alaska 99503.


Articles of Incorporation                                            Page 3 of 4
ATU Communications, Inc.

                                  ARTICLE XII

      This corporation does not have an alien affiliate as defined in A.S. 10.06.730.

      IN WITNESS WHEREOF, the undersigned incorporator has executed these Articles of Incorporation in duplicate this 27th day of September, 1993.


                                        /s/ James G. Morrison
                                        ---------------------
                                        JAMES G. MORRISON

STATE OF ALASKA         )
                        ) ss.
THIRD JUDICIAL DISTRICT )

      0n this 27th day of September, 1993, before me, a Notary Public in and for the State of Alaska, personally appeared James G. Morrison, to me known to be the individual described in and who executed the within and foregoing instrument, and acknowledged that he signed the same as his free and voluntary act and deed for the uses and purposes therein mentioned.

      IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.

-----------------
  OFFICIAL SEAL                        /s/ Cynthia M. Brault
 STATE OF ALASKA                       -------------------------------
CYNTHIA M. BRAULT                      Notary Public in and for Alaska
  NOTARY PUBLIC                        My commission expires: 3/26/97
-----------------

The S.I.C. code for Communication Services is 4899.


Articles of Incorporation                                            Page 4 of 4
ATU Communications, Inc.

8a. Names and addresses of the directors:

      Dr. Alex Mills
      c/o Anchorage Telephone Utility
      600 Telephone Avenue
      Anchorage, Alaska 99503

      Bonnie Godfried
      c/o Anchorage Telephone Utility                       Filed for Record
      600 Telephone Avenue                                   State of Alaska
      Anchorage, Alaska 99503
                                                               MAR 15 1994
      Michael J. Burns
      c/o Anchorage Telephone Utility                    Department of Commerce
      600 Telephone Avenue                              and Economic Development
      Anchorage, Alaska 99503

      Dr. Richard Ender
      c/o Anchorage Telephone Utility
      600 Telephone Avenue
      Anchorage, Alaska 99503

      B. John Shipe
      c/o Anchorage Telephone Utility
      600 Telephone Avenue
      Anchorage, Alaska 99503

                                                                           52437

                            ATU COMMUNICATIONS, INC.
                              600 Telephone Avenue
                          Anchorage, Alaska 99503-6091
                                 (907) 564-1380

--------------------------------------------------------------------------------

April 10, 1996

                                                            Filed for Record
                                                             State of Alaska

                                                               APR 15 1996

                                                         Department of Commerce
                                                         & Economic Development

State of Alaska
Department of Commerce
and Economic Development
Division of Banking, Securities
and Corporations
P.O. Box 110808
Juneau, AK 99811-0808

Re: Notice of Change in Officers and Directors

Dear Sir or Madam:

This is to notify you of changes in officers and directors of ATU
Communications, Inc. The officers and directors of the corporation are as follows:

0ffice                  Current Officer         Replacing
------                  ---------------         ---------

President               Thomas C. Edrington     James G. Morrison
Secretary               Melphine E. Reynolds
Treasurer               Melphine E. Reynolds

Current Director                          Replacing
----------------                          ---------

Ronald D. Kerr                            B. John Shipe
c/o Anchorage Telephone Utility           c/o Anchorage Telephone Utility
600 Telephone Avenue                      600 Telephone Avenue
Anchorage, AK 99503                       Anchorage, AK 99503

R G. Birkinshaw                           Dr. Alex Hills
c/o Anchorage Telephone Utility           c/o Anchorage Telephone Utility
600 Telephone Avenue                      600 Telephone Avenue
Anchorage, Alaska 99503                   Anchorage, AK 99503

Division of Corporations
April 10, 1996
Page 2


Current Director                          Replacing
----------------                          ---------

Michael J. Burns                          Not Applicable
c/o Anchorage Telephone Utility
600 Telephone Avenue
Anchorage, AK 99503

Dr. Richard L. Ender                      Not Applicable
c/o Anchorage Telephone Utility
600 Telephone Avenue
Anchorage, Alaska 99503

Bonnie Godfred                            Not Applicable
c/o Anchorage Telephone Utility
600 Telephone Avenue
Anchorage, Alaska 99503

If you have any questions please feel free to call Robert Vasquez at (907) 564-1627.

Thank you.

Sincerely,

ATU COMMUNICATIONS


/s/ Thomas C. Edrington

Thomas C. Edrington
President/Chief Executive Officer